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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       RELOCATION/NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-08B
                            POOL PROFILE (3/26/2002)
--------------------------------------------------------------------------------

                                                         ---------------------      ----------------------
                                                                 BID                      TOLERANCE
                                                         ---------------------      ----------------------
     AGGREGATE PRINCIPAL BALANCE                                 $350,000,000                  (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                                       1-Apr-02
     INTEREST RATE RANGE                                      5.500% - 7.625%
     GROSS WAC                                                          6.49%            (+5 bps/ -5 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                                      25 bps
     MASTER SERVICING FEE                                             1.7 bps
     WAM (in months)                                                      178                (+/- 2 month)

     WALTV                                                                58%                (maximum +3%)

     CALIFORNIA %                                                         44%                (maximum 44%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                                 3%                (maximum +3%)

     AVERAGE LOAN BALANCE                                            $490,000           (maximum $497,000)
     LARGEST INDIVIDUAL LOAN BALANCE                               $1,495,164         (maximum $1,500,000)

     CASH-OUT REFINANCE %                                                 20%               (maximum  +3%)

     FULL DOCUMENTATION %                                                 81%                (minimum -4%)

     UNINSURED > 80% LTV %                                                 1%                (maximum +3%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
--------------------------------------------------------------------------------

     (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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

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                            WFMBS MORTGAGE LOAN POOL
                       10-YEAR THROUGH 15-YEAR FIXED RATE
                       RELOCATION/NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-08B
                            POOL PROFILE (3/26/2002)
                               PRICING INFORMATION
--------------------------------------------------------------------------------


RATING AGENCIES                           TBD by Wells Fargo

PASS THRU RATE                                         6.00%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.27%

PRICING DATE                                       26-Mar-02

FINAL STRUCTURE DUE DATE                           10-Apr-02            9:00 AM

SETTLEMENT DATE                                    29-Apr-02

ASSUMED SUB LEVELS                                       AAA        1.400%
                                                          AA         TBD
                                                           A         TBD
                                                         BBB         TBD
                                                          BB         TBD
                                                           B         TBD

                                      Note:  AAA Class will be rated by two
                                      rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL
-------------------------------------------------------------------------------
CLASS WILL NOT BE RATED.
------------------------

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-01. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                        Brad Davis (301) 846-8009
                                                     Lori Maller (301) 846-8185

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

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                            WFASC DENOMINATION POLICY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       MINIMUM      PHYSICAL          BOOK ENTRY
TYPE AND DESCRIPTION OF CERTIFICATES                                                 DENOMINATION  CERTIFICATES      CERTIFICATES
                                                                                       (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex components
(subject to reasonable prepayment support)                                             $25,000        Allowed           Allowed

Companion classes for PAC, TAC, Scheduled Classes                                     $100,000        Allowed           Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit protection to
 the Class A, Complex multi-component certificates                                    $100,000       Standard        Upon Request

Notional and Nominal Face IO                                                            (2)          Standard        Upon Request

Residual Certificates                                                                   (3)          Required         Not Allowed

All other types of Class A Certificates                                                 (5)            (5)               (5)



CLASS B (Investment Grade)                                                            $100,000        Allowed           Allowed

CLASS B (Non-Investment Grade)                                                        $250,000       Required         Not Allowed
------------------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.